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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR
                  15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 27, 2000

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             TEXAS                      0-24068                 76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

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ITEM 5.  OTHER EVENTS

     On October 27, 2000, Consolidated Graphics, Inc. (the "Company") announced that it has signed separate three-year agreements with xpedx, its primary paper merchant, and with NetPrint, a group of eleven affiliated, independent paper merchants. A copy of the press release is attached hereto as Exhibit 99.1.


     The attached press release may contain forward-looking information. Readers are cautioned that such information involves known and unknown risks, uncertainties and other factors that could cause actual results to materially differ from the results, performance or other expectations implied by these forward looking statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)   EXHIBITS

     The following exhibit is filed herewith:

     99.1 Press release of the Company dated October 27, 2000, related to the announcement of new sourcing agreements with xpedx and NetPrint.
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                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                               CONSOLIDATED GRAPHICS, INC.
                                                       (Registrant)

                                               By: /s/ JOE R. DAVIS
                                                       Joe R.Davis
                                                       Chairman and Chief
                                                       Executive Officer


Date:  November 7, 2000